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                                                                      EXHIBIT 21

                        SUBSIDIARIES OF THE REGISTRANT

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United Tennessee Bankshares, Inc.
                                         STATE OR OTHER
                                         JURISDICTION OF         PERCENTAGE
SUBSIDIARY                               INCORPORATION           OWNERSHIP
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Newport Federal Bank                     United States           100%